Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Benihana Inc. (the “Company”) on Form 10-Q for the period ended October 8, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jose I. Ortega, Vice President - Finance and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.    The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jose I. Ortega
Jose I. Ortega Vice President - Finance and Chief Financial Officer

November 22, 2006